                                                                  Exhibit 10.13

                              Amendment Number 8

                         To the Reinsurance Agreement
                           Effective January 1, 1984

                                    between
                  Allstate Life Insurance Company of New York
                   (hereinafter called the "Ceding Company")
                                      and
                        Allstate Life Insurance Company
                 (hereinafter called the "Accepting Company")

IT IS HEREBY AGREED, that the Reinsurance Agreement effective January 1, 1984, between the Ceding Company and the Accepting Company, as previously amended by Amendment Numbers 1 through 7 (hereinafter "Agreement") is hereby amended as provided below.

   A. Effective July 1, 2013, "Schedule A" of the Agreement is replaced with the attached "Schedule A (Revised, Effective 7/1/2013)"

   B. Effective July 1, 2013, "Schedule B" of the Agreement is replaced with the attached "Schedule B (Revised, Effective 7/1/2013)"

This Amendment does not alter, amend or modify the Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Agreement.

IN WITNESS WHEREOF, the parties to the Agreement have caused this Amendment Number 8 to be duly executed by their respective officers on the dates shown below.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

By:     /s/ Samuel H. Pilch
        ------------------------------
Name:   Samuel H. Pilch
Title:  Senior Group Vice President and Controller

Date:

ALLSTATE LIFE INSURANCE COMPANY

By:     /s/ Mario Rizzo
        ------------------------------
Name:   Mario Rizzo
Title:  Senior Vice President and Treasurer

Date:

                   SCHEDULE A (Revised, Effective 6/30/2013)

                               RETENTION LIMITS

LIFE REINSURANCE

               Plan Types         Issue Ages Standard - Table 16
               ----------         ---------- -------------------
               Single Life Plans     0-69        $2,000,000
               Single Life Plans     70+         $2,000,000
               Joint Life Plans    All Ages      $2,000,000

WAIVER OF PREMIUM REINSURANCE

Maximum Amount Retained by Ceding Company: All Amounts Issued

ACCIDENTAL DEATH BENEFIT

Maximum Amount Retained by Ceding Company: Same as Life

AMOUNT CESSION

          (One signature from among your Senior Underwriting Staff)
           ---------------------------------------------------------
       Issue Age  Standard - Table 4 Table 5 - Table 6 Table 7 - Table 16
       ---------  ------------------ ----------------- ------------------
       18 - 75       $10,000,000        $10,000,000        $5,000,000
       76 - 80       $ 2,000,000        $ 2,000,000        $        0
       81 - 85       $ 2,000,000        $         0        $        0
         86+         $         0        $         0        $        0

          (Two signatures from among your Senior Underwriting Staff)
           ----------------------------------------------------------
       Issue Age  Standard - Table 4 Table 5 - Table 6 Table 7 - Table 16
       ---------  ------------------ ----------------- ------------------
       18 - 69       $45,000,000        $35,000,000       $20,000,000
       70 - 75       $30,000,000        $30,000,000       $15,000,000
       76 - 80       $20,000,000        $15,000,000       $10,000,000
       81 - 85       $ 5,000,000        $         0       $         0
         86+         $         0        $         0       $         0

               Jumbo

               Issue Ages  Standard - Table 4 Table 5 - Table 16
               ----------  ------------------ ------------------
                 0 - 75       $65,000,000        $65,000,000
                76 - 80       $40,000,000        $40,000,000
                81 - 85       $30,000,000        $         0
                  86+         $         0        $         0

                   SCHEDULE B (Revised, Effective 7/1/2013)

                        LIFE INSURANCE; STANDARD RISKS

FOR ALL PRODUCTS OTHER THAN LEGACY SECURE SL:
---------------------------------------------

The YRT Rates are 70% of the 2001 Valuation Basic Table, ANB, Select and Ultimate, Gender and Smoker Distinct for standard risks and are per $1,000 of life benefit reinsured.

   Note:
    1. Rates will be attached at end of this Exhibit

FOR LEGACY SECURE SL ONLY:
--------------------------

The renewal premiums per $1,000 reinsured are 70% of the attached 2001 VBT ANB Table for each issue age, prior to blending ("Frasierizing"). The YRT rates are guaranteed for one year.

There is a minimum reinsurance premium of 15 cents per $1,000 reinsured in renewal years applied after the blending of the rates.

   Calculation of Blended COI rates (Frasierizing)
   -----------------------------------------------

       The actuarial formula for last survivor mortality is:

        t-1px* t-1py*qx+t-1*qy+t-1 + t-1py* (1 - t-1px) *qy+t-1 + t-1px* (1 - t-1py)*qx+t-1
tqxy =  ------------------------------------------------------------------------------------
                      (t-1px)(t-1py) + (t-1py)(1- t-1px) + (t-1px)(1 - t-1py)

   The monthly COI rates for standard individuals are entered into tables in CK4, and blended to produce the COI rate for the last survivor mortality. The above formula is translated into COI calculations as follows:

   x = Primary insured (younger insured), defined by age, sex, and smoking class y = Joint insured (older insured), with same defining factors as the primary insured
   Rein Rate(x,t) - Reinsurance rate per 1000 for a single insured x, policy year t (taken from the attached 2001 VBT table)
   Rein Rate(y,t) - Reinsurance rate per 1000 for a single insured y, policy year t (taken from the attached 2001 VBT table)

   q(x,t) =
       [Rein Rate(x,t) * {(1 + % subst. per table)* # of tables subst. for x} + annual flat extra rating for x ] / 1000
          (This amount not to exceed 1)

   q(y,t) =
       [Rein Rate(y,t) * {(1 + % subst. Per table)* # of tables subst. for y} + annual flat extra rating for y] / 1000
          (This amount not to exceed 1)

   p(x,t) = 1-q(x,t)
   p(y,t) = 1-q(y,t)
   P(x,t) = 1 * p(x,1) * p(x,2) * p(x,3) * p(x,4) * ... p(x,t -1)
   P(y,t) = 1 * p(y,1) * p(y,2) * p(y,3) * p(y,4) * ... p(y,t -1)

           P(x,t)*P(y,t)*q(x,t)*q(y,t) + P(y,t)*(1-P(x,t))*q(y,t) + P(x,t)*(1-P(y,t))*q(x,t)
p(xy,t) =  ----------------------------------------------------------------------------------
                         P(x,t)*P(y,t) + P(x,t)*(1-P(y,t)) + P(y,t)*(1-P(x,t))

       Rein Rate(xy,t) = p(xy,t)*1000

                   SCHEDULE B (Revised, Effective 7/1/2013)

                       LIFE INSURANCE; SUBSTANDARD RISKS

RATES FOR SUBSTANDARD TABLE RATINGS

   For substandard risks issued with a table rating, the standard rate will be multiplied by the Percent of Standard per assessed Table Rating as specified in the Table below.

                          Table Rating        % of Standard
                          ------------        -------------
                              1/A                  122%
                              2/B                  145%
                              3/C                  167%
                              4/D                  190%
                              5/E                  212%
                              6/F                  235%
                              7/G                  257%
                              8/H                  280%
                              9/I                  302%
                              10/J                 325%
                              12/L                 370%
                              16/P                 460%

FOR LEGACY SECURE SL ONLY:
--------------------------

                          Table Rating        % of Standard
                          ------------        -------------
                              1/A                  125%
                              2/B                  150%
                              3/C                  175%
                              4/D                  200%
                              5/E                  225%
                              6/F                  250%
                              7/G                  275%
                              8/H                  300%
                              9/I                  325%
                              10/J                 350%
                              12/L                 400%
                              16/P                 500%